The Bancorp, Inc. Reports Second Quarter 2010 Financial Results

Wilmington, Delaware – July 22, 2010 - The Bancorp, Inc. ("Bancorp") (NASDAQ: TBBK), a bank holding company, today reported results for the quarter ended June 30, 2010.

Financial Highlights

-	Period end loans at June 30, 2010 totaled $1.6 billion, an increase of $117 million or 8% over June 30, 2009 and $49 million, or 3% over March 31, 2010.
-	Transaction account balances increased $422 million or 32% at June 30, 2010 over June 30, 2009, growing to 92% of total deposit balances.
-
Core operating earnings, a non-GAAP measure, increased to $5.9 million in the second quarter of 2010 from $5.3 million in the second quarter of 2009, an increase of 13%. A reconciliation of core operating earnings to GAAP net income is presented below.

-
Non-interest income, excluding securities gains, increased 48% or $1.5 million over second quarter 2009, reflecting significant increases in prepaid card and merchant acquiring fee income, which includes fees earned by processing merchant credit and debit card and ACH transactions.

-	Net interest income increased $720,000, or 4.5% over second quarter 2009.
-	Total assets grew from $1.732 billion to $2.123 billion or 23% between June 30, 2009 and June 30, 2010.

Betsy Z. Cohen, Bancorp’s Chief Executive Officer, said, “In the second quarter we began to see the results of our efforts to increase net loans. We added $89 million of new loans, and netted $49 million of new loans or 3% of outstanding loans, on a linked quarter basis. Our SBA (Small Business Administration) program approved its first franchisor and we expect that the program will add to further loan growth in the third quarter.  Our health care deposit business also maintained its growth trajectory, with health care deposits growing 46% over deposits at June 30, 2009. This contributed to our decrease in deposit costs to 77 basis points in second quarter 2010, from 101 basis points in the same quarter of 2009.”

Financial Results

Bancorp reported net income available to common shareholders for the three months ended June 30, 2010 of $407,000 or diluted earnings per share of $0.02, based on 26,759,461 weighted average shares, compared to net income available to common shareholders of $125,000 or diluted earnings per share of $0.01, based on 15,351,843 weighted average shares, for the three months ended June 30, 2009.  The following is a reconciliation of core operating earnings to net income available to common shareholders:

	June 30,	June 30,
	2010	2009

Net income available to common shareholders	$407	$125
Preferred stock dividend and accretion	-	982
Income tax expense	197	632
Provision for loan and lease losses and losses on other real estate owned	5,806	4,200
Subtotal	6,410	5,939
Gains and losses on securities	469	670
Core operating earnings (1)	$5,941	$5,269

(1)
As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Company believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance, specifically its overall earnings capacity .Other companies may calculate core earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, it should not be considered, and is not intended to be, a substitute for GAAP.

Capital Ratios

	Tier 1 capital	Tier 1 capital	Total capital
	to average	to risk-weighted	to risk-weighted
	assets ratio	assets ratio	assets ratio

As of June 30, 2010
The Company	9.76%	12.82%	14.07%
The Bancorp Bank	8.28%	10.90%	12.15%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

As of December 31, 2009
The Company	12.68%	15.81%	17.06%
The Bancorp Bank	8.78%	10.97%	12.22%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

Balance Sheet Summary

At June 30, 2010, Bancorp's total assets were $2.1 billion, an increase of $80.3 million or 4% over December 31, 2009. During that period, investments increased to $229.6 million, an increase of $114.6 million or 100%; net loans increased to $1.6 billion, an increase of $52.8 million or 3%; and total deposits increased to $1.9 billion, an increase of $227.1 million or 14%.

Conference Call Webcast

You may access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 10:00 AM EDT Thursday, July 22, 2010 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 866.202.4367 using access code 88897175.  You may listen to the replay of the webcast following the live call on Bancorp's investor relations website or telephonically until Thursday, July 29, 2010 by dialing 888.286.8010, access code 87682216.

About Bancorp

The Bancorp, Inc. is a bank holding company that operates The Bancorp Bank, an FDIC-insured commercial bank that delivers a full array of financial services and products both directly and through private-label affinity programs nationwide.  The Bancorp Bank’s regional community bank operations serve the needs of small and mid-size businesses and their principals in the Philadelphia-Wilmington region.

Forward Looking Statements

Statements in this earnings release regarding The Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “estimate,” “continue,” or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see The Bancorp, Inc.’s filings with the SEC, including the “Risk Factors” sections of The Bancorp Inc.’s filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
andres.viroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)
	Three months ended		Six months ended
	June 30,		June 30,
	2010	2009	2010	2009
	(dollars in thousands except per share data)		(dollars in thousands except per share data)
Condensed income statement
Net interest income	$16,689	$15,969	$32,969	$30,885
Provision for loan and lease losses	5,806	2,500	9,954	5,500
Non-interest income
Gain and losses on securities	469	670	1,219	670
Other non-interest income	4,490	3,039	9,234	6,296
Total non-interest income	4,959	3,709	10,453	6,966
Non-interest expense
Loss on other real estate owned	-	1,700	-	1,700
Other non-interest expense	15,238	13,739	29,445	26,921
Total non-interest expense	15,238	15,439	29,445	28,621
Net income before income tax expense	604	1,739	4,023	3,730
Income tax expense	197	632	1,430	1,413
Net income	407	1,107	2,593	2,317
Less preferred stock dividends	-	(581)	(433)	(1,163)
Less preferred stock accretion	-	(401)	(5,809)	(666)
Net income (loss) available to common shareholders	$407	$125	$(3,649)	$488

Basic earnings (loss) per share	$0.02	$0.01	$(0.14)	$0.03

Diluted earnings (loss) per share	$0.02	$0.01	$(0.14)	$0.03
Weighted average shares - basic	26,181,291	14,563,919	26,181,291	14,563,919
Weighted average shares - diluted	26,759,461	15,351,843	26,181,291	15,035,205

Balance sheet	June 30,	March 31,	December 31,	June 30,
	2010	2010	2009	2009
Assets:
Cash and cash equivalents
Cash and due from banks	$92,620	$173,604	$135,246	$69,950
Interest bearing deposits	171,054	164,829	219,213	2,047
Federal funds sold	-	-	-	12,102
Total cash and cash equivalents	263,674	338,433	354,459	84,099

Investment securities, available-for-sale, at fair value	208,080	156,191	93,478	119,781
Investment securities, held-to-maturity	21,496	21,488	21,468	23,542
Loans, net of deferred costs	1,576,525	1,527,691	1,523,722	1,459,965
Allowance for loan and lease losses	(22,336)	(20,357)	(19,123)	(18,080)
Loans, net	1,554,189	1,507,334	1,504,599	1,441,885
Premises and equipment, net	8,229	8,140	7,942	8,129
Accrued interest receivable	8,483	7,589	7,722	7,499
Intangible assets, net	9,505	9,755	10,005	10,505
Other real estate owned	459	648	459	-
Deferred tax asset, net	20,258	20,872	20,875	23,017
Other assets	29,497	22,063	22,527	13,121
Total assets	$2,123,870	$2,092,513	$2,043,534	$1,731,578

Liabilities:
Deposits
Demand (non-interest bearing)	$827,268	$973,116	$661,383	$530,446
Savings, money market and interest checking	903,599	875,511	850,306	778,319
Time deposits	1,178	1,317	125,255	155,888
Time deposits, $100,000 and over	149,562	12,339	17,565	20,420
Total deposits	1,881,607	1,862,283	1,654,509	1,485,073

Securities sold under agreements to repurchase	7,552	8,245	2,588	2,394
Short-term borrowings	-	-	100,000	41,000
Accrued interest payable	165	136	362	406
Subordinated debenture	13,401	13,401	13,401	13,401
Other liabilities	17,367	6,401	27,471	8,025
Total liabilities	$1,920,092	$1,890,466	$1,798,331	$1,550,299

Shareholders' equity:
Preferred stock - authorized 5,000,000 shares, Series A, $0.01 par value; 0 and 108,136 shares issued and outstanding at June 30, 2010 and 2009 respectively;	-	-	-	1
Series B, $1,000 liquidation value, 0 and 45,220 shares issued and outstanding at June 30, 2010 and 2009, respectively	-	-	39,411	38,610
Common stock - authorized, 50,000,000 shares of $1.00 par value; 26,181,291 and 14,563,919 shares issued and outstanding at June 30, 2010 and 2009, respectively	26,181	26,181	26,181	14,563
Additional paid-in capital	197,027	196,898	196,875	146,293
Accumulated deficit	(20,824)	(21,231)	(17,175)	(17,029)
Accumulated other comprehensive (loss) gain	1,394	199	(89)	(1,159)
Total shareholders' equity	203,778	202,047	245,203	181,279

Total liabilities and shareholders' equity	$2,123,870	$2,092,513	$2,043,534	$1,731,578

Average balance sheet and net interest income	Three months ended June 30, 2010			Three months ended June 30, 2009
(Dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned discount	$1,572,787	$18,374	4.67%	$1,470,347	$18,213	4.95%
Investment securities-taxable	173,447	1,702	3.92%	107,435	1,381	5.14%
Investment securities-nontaxable*	31,948	520	6.51%	27,667	565	8.17%
Interest bearing deposits at Federal Reserve Bank	179,874	82	0.18%	2,047	2	0.39%
Federal funds sold	-	-	0.00%	23,068	26	0.45%
Net interest-earning assets	1,958,056	20,678	4.22%	1,630,564	20,187	4.95%
Allowance for loan and lease losses	(21,094)			(19,474)
Other assets	166,798			138,007
	$2,103,760			$1,749,097

Liabilities and Shareholders' Equity:
Deposits:
Demand (non-interest bearing)	$853,413	$279	0.13%	$543,335	$68	0.05%
Interest bearing deposits
Interest checking	601,861	2,096	1.39%	352,215	1,438	1.63%
Savings and money market	290,447	1,039	1.43%	384,078	1,790	1.86%
Time	91,561	120	0.52%	170,251	359	0.84%
Total interest bearing deposits	983,869	3,255	1.32%	906,544	3,587	1.58%
Total deposits	1,837,282	3,534	0.77%	1,449,879	3,655	1.01%

Short-term Borrowings	34,835	59	0.68%	93,610	171	0.73%
Repurchase agreements	8,134	7	0.34%	2,774	5	0.72%
Subordinated debt	13,401	216	6.44%	13,401	222	6.63%
Net interest bearing liabilities	1,040,239	3,537	1.36%	1,016,329	3,985	1.57%
Other liabilities	7,230			6,816
Total Liabilities	1,900,882			1,566,480
Shareholders' equity	202,878			182,617

	$2,103,760			$1,749,097
Net interest income on tax equivalent basis*		16,862			16,134
Tax equivalent adjustment		173			165
Net interest income		$16,689			$15,969
Net interest margin *			3.44%			3.96%

* Full taxable equivalent basis to be comparable to the interest income of all other categories, using a 34% statutory tax rate

Average balance sheet and net interest income	Six months ended June 30, 2010			Six months ended June 30, 2009
(Dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned discount	$1,545,859	$36,289	4.70%	$1,463,752	$36,387	4.97%
Investment securities-taxable	152,060	3,010	3.96%	108,592	2,456	4.52%
Investment securities-nontaxable*	31,405	1,107	7.05%	13,910	567	8.15%
Interest bearing deposits at Federal Reserve Bank	327,096	434	0.27%	2,045	5	0.49%
Federal funds sold	-	-	0.00%	60,434	119	0.39%
Net interest-earning assets	2,056,420	40,840	3.97%	1,648,733	39,534	4.80%
Allowance for loan and lease losses	(20,472)			(18,689)
Other assets	178,762			152,803
	$2,214,710			$1,782,847

Liabilities and Shareholders' Equity:
Deposits:
Demand (non-interest bearing)	$985,453	$498	0.10%	$609,003	$191	0.06%
Interest bearing deposits
Interest checking	570,980	4,020	1.41%	333,971	2,709	1.62%
Savings and money market	323,746	2,221	1.37%	382,954	3,015	1.57%
Time	71,029	253	0.71%	193,245	1,884	1.95%
Total interest bearing deposits	965,755	6,494	1.34%	910,170	7,608	1.67%
Total deposits	1,951,208	6,992	0.72%	1,519,173	7,799	1.03%

Short-term Borrowings	19,097	64	0.68%	59,196	220	0.74%
Repurchase agreements	6,464	14	0.43%	2,563	16	1.25%
Subordinated debt	13,179	431	6.54%	13,401	449	6.70%
Net interest bearing liabilities	1,004,495	7,003	1.39%	985,330	8,293	1.68%
Other liabilities	9,978			6,707
Total Liabilities	1,999,926			1,601,040
Shareholders' equity	214,784			181,807

	$2,214,710			$1,782,847
Net interest income on tax equivalent basis*		33,339			31,050
Tax equivalent adjustment		370			165
Net interest income		$32,969			$30,885
Net interest margin *			3.24%			3.77%

* Full taxable equivalent basis to be comparable to the interest income of all other categories, using a 34% statutory tax rate

	Six months ended		For the year ended
Allowance for loan and lease losses:	June 30,	June 30,	December 31,
	2010	2009	2009

Balance in the allowance for loan and lease losses at beginning of period	$19,123	$17,361	$17,361

Loans charged-off:
Commercial	5,919	1,894	6,314
Construction	565	3,080	4,546
Lease financing	-	49	49
Residential mortgage	223	-	328
Consumer	138	24	127
Total	6,845	5,047	11,364

Recoveries:
Commercial	79	227	53
Construction	3	14	32
Lease financing	-	12	27
Residential mortgage	16	12	12
Consumer	6	1	2
Total	104	266	126
Net charge-offs	6,741	4,781	11,238
Provision charged to operations	9,954	5,500	13,000

Balance in allowance for loan and lease losses at end of period	$22,336	$18,080	$19,123
Net charge-offs/average loans	0.44%	0.33%	0.76%

Loan portfolio:	June 30,	March 31,	December 31,	June 30,
	2010	2010	2009	2009
	Amount	Amount	Amount	Amount

Commercial	$403,320	$413,361	$402,232	$363,524
Commercial mortgage (1)	580,542	557,713	569,434	522,510
Construction	207,846	206,275	207,184	255,504
Total commercial loans	1,191,708	1,177,349	1,178,850	1,141,538
Direct financing leases	96,319	81,904	78,802	80,774
Residential mortgage	95,542	89,005	85,759	64,934
Consumer loans and others	190,729	177,456	178,608	170,999
	1,574,298	1,525,714	1,522,019	1,458,245
Unamortized costs (fees)	2,227	1,977	1,703	1,720
Total loans, net of unamortized fees and costs	$1,576,525	$1,527,691	$1,523,722	$1,459,965

Supplemental loan data :
Construction 1-4 family	102,730	98,151	100,088	124,443
Construction commercial, acquisition and development	105,116	108,124	107,096	131,061
	$207,846	$206,275	$207,184	$255,504
(1) At June 30, 2010 our owner-occupied loans amounted to $120 million, or 20.7% of commercial mortgages.

	June 30,	March 31,	December 31,	June 30,
	2010	2010	2009	2009
Asset quality ratios:
Nonperforming loans to total loans (1)	1.82%	1.44%	1.66%	2.09%
Nonperforming assets to total assets(1)	1.37%	1.08%	1.27%	1.76%
Allowance for loan and lease losses to total loans	1.42%	1.33%	1.26%	1.24%

Nonaccrual loans	$18,193	$17,863	$12,270	$8,716
Total nonperforming loans	18,193	17,863	12,270	8,716
Other real estate owned	459	648	459	-
Total nonperforming assets	$18,652	$18,511	$12,729	$8,716

Loans 90 days past due still accruing interest	$10,529	$4,071	$12,994	$21,779
(1) Nonperforming loans are defined as nonaccrual loans and restructured loans. Loans 90 days past due and still accruing interest are also included in these ratios.

	Three months ended		Six months ended
	June 30,		June 30,
	2010	2009	2010	2009
Selected operating ratios:
Return on average assets	0.08%	0.25%	0.23%	0.26%
Return on average equity	0.80%	2.42%	2.41%	2.55%
Net interest margin	3.44%	3.96%	3.24%	3.77%
Efficiency ratio (1)	71.95%	72.28%	69.77%	72.41%
Book value per share (2)	$7.78	$9.27	$7.78	$9.27
(1) Excludes OREO loss in 2009.
(2) Excludes Series B Preferred Shares issued to the US Treasury and the associated book value.